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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 24, 1996


                           MONITEK TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                           0-16544                94-1689129
- ----------------------------   -----------------------  ------------------------
(State or other jurisdiction   (Commission File Number) (IRS Identification No.)
 of incorporation)

          1495 Zephyr Avenue
          Hayward, California                                       94544
          (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (510) 471-8300

                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

1. Monitek Technologies, Inc. ("Monitek") and Sentex Sensing Technology, Inc. ("Sentex") have entered into an Agreement and Plan of Merger (the "Merger Agreement") whereby a Sentex subsidiary will be merged into Monitek and Sentex will operate Monitek as a wholly owned subsidiary. On June 26, 1996, the respective Boards of Directors of Monitek and Sentex jointly issued a press release announcing the Merger Agreement, among other matters, and describing the consideration to be paid upon the closing of the transaction. A copy of the press release is attached hereto as Exhibit A.

Item 7(c).  Exhibits.

Exhibit A        Press Release of Sentex Sensing Technology, Inc. and Monitek
                 Technologies, Inc. dated June 26, 1996


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MONITEK TECHNOLOGIES, INC.


Dated:  July 1, 1996            By:/s/ James S. O'Leary
                                   --------------------------------------------
                                    James S. O'Leary, Executive Vice President,
                                    Treasurer, Secretary and Chief Financial
                                    Officer


                               INDEX TO EXHIBITS
                               -----------------

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Exhibit No.                       Description                                        Page No.
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
   A             Press Release of Sentex Sensing Technology                             3
                 Inc. and Monitek Technologies, Inc. dated
                 June 26, 1996
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